(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
November 30, 2002


Mercury Global
Holdings, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 2002 (UNAUDITED)


Ten Largest                         Percent of
Equity Holdings                     Net Assets

International Business Machines
    Corporation                         3.7%

The Procter & Gamble Company            3.5

Microsoft Corporation                   3.2

Viacom, Inc. (Class B)                  2.9

AOL Time Warner Inc.                    2.6

Amgen Inc.                              2.6

HSBC Holdings PLC                       2.5

Clear Channel Communications, Inc.      2.4

Porsche AG (Preferred)                  2.4

Exxon Mobil Corporation                 2.3



Five Largest                        Percent of
Industries*                         Net Assets


Media                                  11.0%

Banks                                   7.8

Oil & Gas                               6.2

Diversified Financials                  5.4

Household Products                      5.0


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



November 30, 2002, Mercury Global Holdings, Inc.



DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended November 30, 2002, Mercury Global Holdings, Inc.'s Class I, Class A, Class B and Class C Shares had total returns of -25.50%, -25.83%, -26.29% and -26.23%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) This compares to a total return of -15.27% (in U.S. dollars) for the unmanaged Morgan Stanley Capital International World Index and -14.41% total return for the Lipper Global Funds Average for the same time period. Large-capitalization global growth companies experienced the worst relative investment returns in decades in comparison to small- and mid-capitalization companies. In addition, the best absolute and relative investment returns during the fiscal year ended November 30, 2002 were in the equities of companies in the basic industries such as chemicals, paper, steel, industrials and integrated energy. Growth stock-oriented funds had the worst absolute and relative investment returns during the past two years in comparison to value-stock oriented funds. The peak in absolute and relative investment performance for growth stock-oriented funds was in the first half of the year 2000.

The first half of the fiscal year ended November 30, 2002 proved to be the most difficult for the Fund's investment performance. We increased the Fund's weighting in the information technology sector in late January 2002 after U.S. government business reports for the fourth quarter of 2001 revealed a meaningful uptrend in durable goods orders for computing and related electronics products. We focused the Fund's equity investments on the major technology companies in the computing and related software sectors. These stock investments had an absolute and relative negative effect on the Fund's returns during the first half of the fiscal year. There was a normal cyclical upturn in capital spending on technology taking place, as reflected in the cyclical upswing in the Semiconductor Industry Association survey of sales of integrated circuit devices on a global basis. The cycle bottomed in September 2001 and improved month-by-month into the year 2002. However, the amount of excess production capacity in the world appears to have prevented the upturn from causing an increase in corporate profits.

U.S. government reports for business activity in June 2002 showed a sharp downturn in orders and shipments in every durable goods sector. Consumer confidence declined and retail sales activity softened. Consequently, the sustainability of the upturn came into question. At this same time, the Bush Administration raised the prospect of a U.S. military attack on Iraq to a much more visible possibility. A study of U.S. equity markets over the last 100 years provides support to a hypothesis that investors do not like war or the prospect of war. We believe the likelihood of a U.S. military attack on Iraq may have been a factor in the decline in U.S. equity and other global stock markets that took place in the second half of the fiscal year ended November 30, 2002.



November 30, 2002, Mercury Global Holdings, Inc.



Historically, we have seen major uptrends in U.S. equity markets such as at the end of the Vietnam War and the conclusion of the Gulf War in January 1991. Only after it became apparent that the probability could be high that the Bush Administration would take military action against Iraq did we invest the Fund in several of the largest integrated energy companies in the world as a hedge against an outcome of the potential conflict, which could reduce the supply of oil to the world economies. The Fund's best investment performance during the first half of the fiscal year came from stock holdings in U.S. and U.K. retail stocks, where we started to reduce our investment weighting because of the relatively high valuations and the appearance of a slowdown in the rates of growth of consumer spending.

During the second half of the fiscal year ended November 30, 2002, the managements of the largest European insurance companies began to raise equity capital and increase loss reserves because of significant losses disclosed in equity holdings in their investment portfolios. We sold all of these equity holdings with the exception of Swiss Re. Additionally, European economies started to show signs of slowing rates of growth or declining consumer spending, as well as declines in backlogs and shipments of capital goods for major industrial and consumer goods companies. We had meaningful equity investments in the major European and Japanese consumer electronics and durable goods manufacturing companies. Again, we sold these equity investments with the start of the surprising downturn in the business outlook for these concerns, which was reported in July
2002. The European Central Bank recently reduced the interbank loan rate by half of a percentage point, which appears to be the beginning of the recognition of the potentially severe erosion of real economic growth in Western Europe. Also, real rates of economic growth in Japan slowed significantly and the real wages of consumers declined in a deflationary environment. The reduced rate of growth of real consumer spending in the United States, as the Bush Administration raises the specter of an outright military conflict with Iraq, appears to have had a negative effect on the exports, production and employment of major companies in Japan and Europe. Consequently, we held a relatively high cash position as reflected in the 15.4% of net assets in cash reserves at November 30, 2002. We liquidated all of our equity investments in Japan, which we introduced to the Fund in early December 2001 when we believed that the U.S. economy would experience a cyclical upturn. A cyclical recovery in U.S. consumer spending did take place, led by a relatively rapid increase in U.S. consumer spending on motor vehicles and electrical and household appliances. At this time, however, we are concerned about the negative ramifications of a U.S.- led war in the Middle East and a lack of growth-oriented government policies in Japan and Europe. We have positioned the focus of the Fund's equity investments for a slower rate of real economic growth around the globe with the best real growth of consumer spending being produced by households in the U.S. economy.



November 30, 2002, Mercury Global Holdings, Inc.



Market Outlook
Reflecting upon historical experience, we believe it appears difficult for equity markets around the globe to produce positive investment returns until the U.S. government's confrontation with Iraq is resolved. In the meantime, U.S. monetary policy is geared to promote a relatively high rate of real economic growth with the lowest Federal Reserve Board interest rates in over 40 years. The decline in U.S. consumer finance rates for motor vehicles and home ownership has had, and may continue to have, a very positive effect on real demand for these goods. During the fiscal year, U.S. real wage growth rates slowed. However, the growth of liquidity and gradually improving labor markets sustained a moderate rate of real growth in consumer spending. Consumer market conditions do not look nearly as favorable in Japan and Western Europe. Capital spending by corporations internationally appear to be very constrained by the concerns about war in the Middle East. Very competitive market conditions exist in almost every industry as private and public sectors adjust to an apparent over-investment in capital infrastructure in telecommunications, media and technology stemming from the late 1990s. Finally, we believe the U.S. government is doing the most it can to generate real economic growth by reducing income tax burdens on households and increasing the rate of growth of government spending, albeit primarily on defense systems and related personnel compensation.


In Conclusion
We thank you for your continued investment in Mercury Global Holdings, Inc. during what proved to be a difficult investment environment for large-capitalization growth companies globally. Going forward, we will continue to seek what we believe are the best investment opportunities given the very challenging equity investment conditions. We look forward to discussing our outlook and strategies with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



December 31, 2002



November 30, 2002, Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



November 30, 2002, Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS

                                                                 Ten Years/
                                 6-Month         12-Month     Since Inception
As of November 30, 2002        Total Return    Total Return     Total Return

Class I*++                        -17.59%         -25.50%          +34.95%
Class A*++++                      -17.71          -25.83           + 1.70
Class B*                          -18.10          -26.29           +21.67
Class C*                          -17.88          -26.23           - 4.43
MSCIWorld Index**                 -13.27          -15.27       +94.32/+44.63


*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I and Class B Shares and from 10/21/94 for Class A and C Shares.
**The Morgan Stanley Capital International World Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.
++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.
++++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.



November 30, 2002, Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury Global Holdings, Inc.++ Class I and Class B Shares* compared to a similar investment in Morgan Stanley Capital International
World Index++++. Values illustrated are as follows:


Mercury Global Holdings, Inc.++
Class I Shares*

Date                              Value

November 1992                   $ 9,475.00
November 1993                   $11,290.00
November 1994                   $11,786.00
November 1995                   $13,309.00
November 1996                   $15,332.00
November 1997                   $16,258.00
November 1998                   $18,113.00
November 1999                   $24,670.00
November 2000                   $22,183.00
November 2001                   $17,163.00
November 2002                   $12,786.00


Mercury Global Holdings, Inc.++
Class B Shares*

Date                              Value

November 1992                   $10,000.00
November 1993                   $11,787.00
November 1994                   $12,178.00
November 1995                   $13,613.00
November 1996                   $15,515.00
November 1997                   $16,288.00
November 1998                   $17,969.00
November 1999                   $24,222.00
November 2000                   $21,560.00
November 2001                   $16,506.00
November 2002                   $12,167.00


Morgan Stanley Capital International World Index++++

Date                              Value

November 1992                   $10,000.00
November 1993                   $11,772.00
November 1994                   $12,850.00
November 1995                   $15,217.00
November 1996                   $18,062.00
November 1997                   $20,326.00
November 1998                   $24,389.00
November 1999                   $29,565.00
November 2000                   $27,305.00
November 2001                   $22,934.00
November 2002                   $19,431.00




A line graph illustrating the growth of a $10,000 investment in Mercury Global Holdings, Inc.++ Class A and Class C Shares* compared to a similar investment in Morgan Stanley Capital International
World Index++++. Values illustrated are as follows:


Mercury Global Holdings, Inc.++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
November 1994                   $ 9,065.00
November 1995                   $10,219.00
November 1996                   $11,738.00
November 1997                   $12,419.00
November 1998                   $13,809.00
November 1999                   $18,753.00
November 2000                   $16,820.00
November 2001                   $12,997.00
November 2002                   $ 9,640.00


Mercury Global Holdings, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
November 1994                   $ 9,564.00
November 1995                   $10,682.00
November 1996                   $12,183.00
November 1997                   $12,787.00
November 1998                   $14,093.00
November 1999                   $19,003.00
November 2000                   $16,911.00
November 2001                   $12,956.00
November 2002                   $ 9,558.00



Morgan Stanley Capital International World Index++++

Date                              Value

10/31/1994**                    $10,000.00
November 1994                   $ 9,564.00
November 1995                   $11,326.00
November 1996                   $13,443.00
November 1997                   $15,128.00
November 1998                   $18,152.00
November 1999                   $22,004.00
November 2000                   $20,322.00
November 2001                   $17,069.00
November 2002                   $14,462.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++Mercury Global Holdings, Inc. invests in an internationally diversified portfolio of securities.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.

Past performance is not predictive of future results.



November 30, 2002, Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN


                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended 11/30/02                   -25.50%        -29.41%
Five Years Ended 11/30/02                 - 4.69         - 5.71
Ten Years Ended 11/30/02                  + 3.04         + 2.49

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class IShares (formerly designated Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.
++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended 11/30/02                   -25.83%        -29.73%
Five Years Ended 11/30/02                 - 4.94         - 5.96
Inception (10/21/94) through 11/30/02     + 0.21         - 0.46

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.



                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 11/30/02                   -26.29%        -29.24%
Five Years Ended 11/30/02                 - 5.67         - 5.83
Ten Years Ended 11/30/02                  + 1.98         + 1.98

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 11/30/02                   -26.23%        -26.97%
Five Years Ended 11/30/02                 - 5.66         - 5.66
Inception (10/21/94) through 11/30/02     - 0.56         - 0.56

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



November 30, 2002, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.

                                                                                       In U.S. Dollars
                   Shares                                                                      Percent of
Industry*           Held                      Investments                              Value   Net Assets
NORTH AMERICA

Canada
Media              153,500   ++Rogers Communications, Inc. 'B'                     $  1,488,360      1.6%

                             Total Investments in Canada                              1,488,360       1.6


United States
Aerospace &         18,000   General Dynamics Corporation                             1,466,100       1.6
Defense

Air Freight &        7,600   United Parcel Service, Inc. (Class B)                      481,536       0.5
Logistics

Banks               32,900   Washington Mutual, Inc.                                  1,183,742       1.3

Beverages           40,000   The Coca-Cola Company                                    1,825,600       2.0

Biotechnology       52,200   ++Amgen Inc.                                             2,461,230       2.6

Commercial          31,100   First Data Corporation                                   1,077,304       1.1
Services &
Supplies

Computers &         39,200   International Business Machines
Peripherals                  Corporation                                              3,414,320       3.7

Diversified         50,900   American Express Company                                 1,981,537       2.1
Financials          28,100   Fannie Mae                                               1,771,705       1.9
                    59,500   MBNA Corporation                                         1,269,730       1.4
                                                                                   ------------     -----
                                                                                      5,022,972       5.4

Food & Drug         46,800   SYSCO Corporation                                        1,376,856       1.5
Retailing

Health Care         15,000   Stryker Corporation                                        927,750       1.0
Equipment &         23,700   ++Zimmer Holdings, Inc.                                    892,068       0.9
Supplies                                                                           ------------     -----
                                                                                      1,819,818       1.9

Health Care         52,900   HCA Inc.                                                 2,125,522       2.3
Providers &         56,300   Health Management Associates, Inc.
Services                     (Class A)                                                  986,939       1.0
                    45,100   ++Tenet Healthcare Corporation                             832,095       0.9
                                                                                   ------------     -----
                                                                                      3,944,556       4.2

Household           22,300   The Clorox Company                                         977,632       1.0
Products            38,800   The Procter & Gamble Company                             3,259,200       3.5
                                                                                   ------------     -----
                                                                                      4,236,832       4.5



November 30, 2002, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                       In U.S. Dollars
                   Shares                                                                      Percent of
Industry*           Held                      Investments                              Value   Net Assets
NORTH AMERICA (concluded)

United States (concluded)
Industrial          16,500   3M Co.                                                $  2,142,525      2.3%
Conglomerates

Insurance           14,500   American International Group, Inc.                         944,675       1.0

Media              150,600   ++AOL Time Warner Inc.                                   2,465,322       2.6
                    51,200   ++Clear Channel Communications, Inc.                     2,225,152       2.4
                    56,800   ++Viacom, Inc. (Class B)                                 2,670,168       2.9
                                                                                   ------------     -----
                                                                                      7,360,642       7.9

Multiline Retail    49,200   Target Corporation                                       1,711,176       1.9
                    38,400   Wal-Mart Stores, Inc.                                    2,079,744       2.2
                                                                                   ------------     -----
                                                                                      3,790,920       4.1

Oil & Gas           61,800   Exxon Mobil Corporation                                  2,150,640       2.3

Semiconductor       67,000   Intel Corporation                                        1,396,950       1.5
Equipment &
Products

Software            16,600   ++Electronic Arts Inc.                                   1,125,978       1.2
                    51,300   ++Microsoft Corporation                                  2,966,166       3.2
                                                                                   ------------     -----
                                                                                      4,092,144       4.4

Specialty Retail    40,500   Lowe's Companies, Inc.                                   1,680,750       1.8
                    56,000   The TJX Companies, Inc.                                  1,095,920       1.2
                                                                                   ------------     -----
                                                                                      2,776,670       3.0

                             Total Investments in the United States                  52,966,032      56.8

                             Total Investments in North America
                             (Cost--$60,787,850)                                     54,454,392      58.4



PACIFIC BASIN/ASIA

Australia
Media              100,000   The News Corporation Limited                               712,978       0.8

                             Total Investments in Australia                             712,978       0.8


South Korea
Semiconductor        3,200   Samsung Electronics                                      1,024,529       1.1
Equipment & Products

                             Total Investments in South Korea                         1,024,529       1.1

                             Total Investments in the Pacific
                             Basin/Asia (Cost--$1,496,848)                            1,737,507       1.9



November 30, 2002, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                       In U.S. Dollars
                   Shares                                                                      Percent of
Industry*           Held                      Investments                              Value   Net Assets
WESTERN EUROPE

France
Automobiles         22,900   PSA Peugeot Citroen                                   $  1,033,115      1.1%

Media               22,000   Societe Television Francaise 1                             662,039       0.7

Oil & Gas            5,000   TotalFinaElf SA                                            671,987       0.7

                             Total Investments in France                              2,367,141       2.5


Germany
Automobiles          4,758   Porsche AG (Preferred)                                   2,210,432       2.4

Software             2,200   SAP AG (Systeme, Anwendungen,
                             Produkte in der Datenverarbeitung)                         194,344       0.2

                             Total Investments in Germany                             2,404,776       2.6


Italy
Banks              387,700   Unicredito Italiano SpA                                  1,546,593       1.7

                             Total Investments in Italy                               1,546,593       1.7


Netherlands
Oil & Gas           36,600   Royal Dutch Petroleum Company                            1,603,482       1.7

                             Total Investments in the Netherlands                     1,603,482       1.7


Spain
Banks               21,600   Banco Popular Espanol SA                                   922,896       1.0

Specialty Retail    30,300   Industria de Disenso Textil, SA                            738,188       0.8

                             Total Investments in Spain                               1,661,084       1.8


Sweden
Specialty Retail    48,100   Hennes & Mauritz AB 'B'                                  1,013,425       1.1

                             Total Investments in Sweden                              1,013,425       1.1


Switzerland
Food Products        6,300   Nestle SA (Registered Shares)                            1,274,100       1.3

Health Care         13,000   ++Alcon, Inc.                                              544,700       0.6
Equipment &
Supplies

Insurance           17,500   Swiss Re (Registered Shares)                             1,309,492       1.4

                             Total Investments in Switzerland                         3,128,292       3.3



November 30, 2002, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                       In U.S. Dollars
                   Shares                                                                      Percent of
Industry*           Held                      Investments                              Value   Net Assets
WESTERN EUROPE (concluded)

United Kingdom
Banks              193,900   HSBC Holdings PLC                                     $  2,300,527      2.5%
                    48,600   Royal Bank of Scotland Group PLC                         1,246,244       1.3
                                                                                   ------------     -----
                                                                                      3,546,771       3.8

Beverages          145,000   Allied Domecq PLC                                          859,048       0.9
                    77,000   Diageo PLC                                                 802,141       0.9
                                                                                   ------------     -----
                                                                                      1,661,189       1.8

Food Products      218,900   Unilever PLC                                             1,949,983       2.1

Household           26,000   Reckitt Benckiser PLC                                      451,894       0.5
Products

Oil & Gas          218,200   BP Amoco PLC                                             1,420,888       1.5

                             Total Investments in the United Kingdom                  9,030,725       9.7

                             Total Investments in Western Europe
                             (Cost--$23,194,312)                                     22,755,518      24.4



                                         Short-Term Securities
Common          14,343,806   Merrill Lynch Liquidity Series, LLC
Stock                        Cash Sweep Series I (a)                                 14,343,806      15.4

                             Total Investments in
                             Short-Term Securities
                             (Cost--$14,343,806)                                     14,343,806      15.4

                             Total Investments
                             (Cost--$99,822,816)                                     93,291,223     100.1
                             Liabilities in Excess of Other Assets                    (100,349)     (0.1)
                                                                                   ------------    ------
                             Net Assets                                            $ 93,190,874    100.0%
                                                                                   ============    ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
++Non-income producing security.
(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                        Net Share        Net        Dividend
Affiliate                                Activity        Cost        Income

Merrill Lynch Liquidity Series, LLC
Cash Sweep Series I                     14,343,806   $14,343,806    $ 5,630


See Notes to Financial Statements.



November 30, 2002, Mercury Global Holdings, Inc.


STATEMENT OF ASSETS AND
LIABILITIES

As of November 30, 2002

MERCURY GLOBAL HOLDINGS, INC.
Assets:
Investments, at value (including securities loaned of
  $3,648,767) (identified cost--$99,822,816)                                                $  93,291,223
Investments held as collateral for loaned securities, at value                                  3,739,580
Foreign cash (identified cost--$33,796)                                                            33,933
Receivables:
  Dividends                                                                $     191,311
  Capital shares sold                                                             72,136
  Interest                                                                         5,631
  Loaned securities income                                                           147          269,225
                                                                           -------------
Prepaid registration fees and other assets                                                         14,614
                                                                                            -------------
Total assets                                                                                   97,348,575
                                                                                            -------------

Liabilities:
Collateral on securities loaned, at value                                                       3,739,580
Payables:
  Securities purchased                                                           216,871
  Capital shares redeemed                                                         80,410
  Investment adviser                                                              53,340
  Distributor                                                                      3,487          354,108
                                                                           -------------
Accrued expenses                                                                                   64,013
                                                                                            -------------
Total liabilities                                                                               4,157,701
                                                                                            -------------

Net Assets:
Net assets                                                                                  $  93,190,874
                                                                                            =============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                              $  1,627,763
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                   109,128
Class B Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                    51,746
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                    12,431
Paid-in capital in excess of par                                                              172,479,391
Accumulated investment loss--net                                           $     (7,628)
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                        (74,557,204)
Unrealized depreciation on investments and foreign currency
  transactions--net                                                          (6,524,753)
                                                                           -------------
Total accumulated losses--net                                                                (81,089,585)
                                                                                            -------------
Net assets                                                                                  $  93,190,874
                                                                                            =============

Net Asset Value:
Class I--Based on net assets of $84,683,906 and
  16,277,631 shares outstanding                                                             $        5.20
                                                                                            =============
Class A--Based on net assets of $5,581,481 and
  1,091,282 shares outstanding                                                              $        5.11
                                                                                            =============
Class B--Based on net assets of $2,366,489 and
  517,460 shares outstanding                                                                $        4.57
                                                                                            =============
Class C--Based on net assets of $558,998 and
  124,308 shares outstanding                                                                $        4.50
                                                                                            =============

See Notes to Financial Statements.



November 30, 2002, Mercury Global Holdings, Inc.


STATEMENT OF OPERATIONS

For the Year Ended November 30, 2002

MERCURY GLOBAL HOLDINGS, INC.
Investment Income:
Dividends (net of $108,795 foreign withholding tax)                                         $   1,120,673
Interest                                                                                          233,990
Securities lending--net                                                                            17,768
                                                                                            -------------
Total income                                                                                    1,372,431
                                                                                            -------------

Expenses:
Investment advisory fees                                                   $     880,950
Transfer agent fees--Class I                                                     221,712
Accounting services                                                               94,654
Professional fees                                                                 85,387
Printing and shareholder reports                                                  54,098
Directors' fees and expenses                                                      51,435
Registration fees                                                                 41,719
Account maintenance and distribution fees--Class B                                41,077
Custodian fees                                                                    32,818
Account maintenance fees--Class A                                                 18,501
Transfer agent fees--Class A                                                      15,613
Transfer agent fees--Class B                                                      10,610
Account maintenance and distribution fees--Class C                                 8,289
Pricing fees                                                                       2,702
Transfer agent fees--Class C                                                       2,166
Other                                                                             19,216
                                                                           -------------
Total expenses                                                                                  1,580,947
                                                                                            -------------
Investment loss--net                                                                            (208,516)
                                                                                            -------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized loss on:
  Investments--net                                                          (40,908,222)
  Foreign currency transactions--net                                           (166,531)     (41,074,753)
                                                                           -------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                             6,410,778
  Foreign currency transactions--net                                               9,179        6,419,957
                                                                           -------------    -------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net                                                         (34,654,796)
                                                                                            -------------
Net Decrease in Net Assets Resulting from Operations                                        $(34,863,312)
                                                                                            =============

See Notes to Financial Statements.



November 30, 2002, Mercury Global Holdings, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                 For the Year Ended
                                                                                    November 30,
Increase (Decrease)in Net Assets:                                               2002             2001
Operations:
Investment loss--net                                                       $   (208,516)    $    (83,853)
Realized loss on investments and foreign currency
  transactions--net                                                         (41,074,753)     (33,681,506)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                           6,419,957     (17,398,222)
                                                                           -------------    -------------
Net decrease in net assets resulting from operations                        (34,863,312)     (51,163,581)
                                                                           -------------    -------------

Distributions to Shareholders:
Realized gain on investments--net:
  Class I                                                                             --     (46,828,008)
  Class A                                                                             --      (2,172,078)
  Class B                                                                             --      (2,865,126)
  Class C                                                                             --        (321,735)
In excess of realized gain on investments--net:
  Class I                                                                             --         (23,845)
  Class A                                                                             --          (1,106)
  Class B                                                                             --          (1,459)
  Class C                                                                             --            (164)
                                                                           -------------    -------------
Net decrease in net assets resulting from
  distributions to shareholders                                                       --     (52,213,521)
                                                                           -------------    -------------

Capital Share Transactions:
Net increase (decrease) net assets derived from capital
  share transactions                                                        (22,243,513)       16,957,116
                                                                           -------------    -------------


Net Assets:
Total decreasein net assets                                                 (57,106,825)     (86,419,986)
Beginning of year                                                            150,297,699      236,717,685
                                                                           -------------    -------------
End of year*                                                               $  93,190,874    $ 150,297,699
                                                                           =============    =============

*Accumulated investment loss--net                                          $     (7,628)    $     (9,911)
                                                                           =============    =============

See Notes to Financial Statements.



November 30, 2002, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class I
Increase (Decrease) in                                        For the Year Ended November 30,
Net Asset Value:                                     2002       2001       2000        1999       1998
Per Share Operating Performance:
Net asset value, beginning of
  year                                              $   6.98   $  11.55   $  17.18   $  14.73    $  15.05
                                                    --------   --------   --------   --------    --------
Investment income (loss)--net++                        (.01)     --++++      (.06)        .06       (.02)
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                          (1.77)     (2.02)      (.90)       4.60        1.46
                                                    --------   --------   --------   --------    --------
Total from investment operations                      (1.78)     (2.02)      (.96)       4.66        1.44
                                                    --------   --------   --------   --------    --------
Less dividends and distributions:
  In excess of investment
     income--net                                          --         --      (.02)         --          --
  Realized gain on
     investments--net                                     --     (2.55)     (4.65)     (2.21)      (1.76)
  In excess of realized gain on
     investments--net                                     --     --++++         --         --          --
                                                    --------   --------   --------   --------    --------
Total dividends and distributions                         --     (2.55)     (4.67)     (2.21)      (1.76)
                                                    --------   --------   --------   --------    --------
Net asset value, end of year                        $   5.20   $   6.98   $  11.55   $  17.18    $  14.73
                                                    ========   ========   ========   ========    ========

Total Investment Return:*
Based on net asset value per
  share                                             (25.50%)   (22.63%)   (10.08%)     36.20%      11.41%
                                                    ========   ========   ========   ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                         1.29%      1.20%      1.06%      1.28%       1.39%
                                                    ========   ========   ========   ========    ========
Expenses                                               1.29%      1.20%      1.31%      1.38%       1.39%
                                                    ========   ========   ========   ========    ========
Investment income (loss)--net                         (.12%)       .03%     (.40%)       .44%      (.11%)
                                                    ========   ========   ========   ========    ========

Supplemental Data:
Net assets, end of year
  (in thousands)                                    $ 84,684   $132,568   $212,549   $260,168    $254,472
                                                    ========   ========   ========   ========    ========
Portfolio turnover                                   158.49%    107.72%     68.45%    110.82%      35.59%
                                                    ========   ========   ========   ========    ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding. Prior to April 3, 2000, Class
I Shares were designated Class A Shares.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



November 30, 2002, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class A
Increase (Decrease) in                                        For the Year Ended November 30,
Net Asset Value:                                     2002       2001       2000        1999       1998
Per Share Operating Performance:
Net asset value, beginning of
  year                                              $   6.89   $  11.41   $  17.02   $  14.65    $  14.97
                                                    --------   --------   --------   --------    --------
Investment income (loss)--net++                        (.02)      (.02)      (.09)        .03       (.05)
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                          (1.76)     (1.98)      (.88)       4.55        1.46
                                                    --------   --------   --------   --------    --------
Total from investment operations                      (1.78)     (2.00)      (.97)       4.58        1.41
                                                    --------   --------   --------   --------    --------
Less distributions:
  Realized gain on
     investments--net                                     --     (2.52)     (4.64)     (2.21)      (1.73)
  In excess of realized gain on
     investments--net                                     --     --++++         --         --          --
                                                    --------   --------   --------   --------    --------
Total distributions                                       --     (2.52)     (4.64)     (2.21)      (1.73)
                                                    --------   --------   --------   --------    --------
Net asset value, end of year                        $   5.11   $   6.89   $  11.41   $  17.02    $  14.65
                                                    ========   ========   ========   ========    ========

Total Investment Return:*
Based on net asset value per
  share                                             (25.83%)   (22.73%)   (10.31%)     35.80%      11.19%
                                                    ========   ========   ========   ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                         1.54%      1.45%      1.31%      1.53%       1.64%
                                                    ========   ========   ========   ========    ========
Expenses                                               1.54%      1.45%      1.56%      1.62%       1.64%
                                                    ========   ========   ========   ========    ========
Investment income (loss)--net                         (.37%)       .24%     (.64%)       .19%      (.38%)
                                                    ========   ========   ========   ========    ========

Supplemental Data:
Net assets, end of year
  (in thousands)                                    $  5,582   $ 10,263   $  9,955   $ 10,186    $  7,882
                                                    ========   ========   ========   ========    ========
Portfolio turnover                                   158.49%    107.72%     68.45%    110.82%      35.59%
                                                    ========   ========   ========   ========    ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding. Prior to April 3, 2000, Class
A Shares were designated Class D Shares.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



November 30, 2002, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class B
Increase (Decrease) in                                        For the Year Ended November 30,
Net Asset Value:                                     2002       2001       2000        1999       1998
Per Share Operating Performance:
Net asset value, beginning of
  year                                              $   6.20   $  10.47   $  15.95   $  13.95    $  14.31
                                                    --------   --------   --------   --------    --------
Investment loss--net++                                 (.06)      (.07)      (.19)      (.07)       (.15)
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                          (1.57)     (1.81)      (.77)       4.28        1.39
                                                    --------   --------   --------   --------    --------
Total from investment operations                      (1.63)     (1.88)      (.96)       4.21        1.24
                                                    --------   --------   --------   --------    --------
Less distributions:
  Realized gain on
     investments--net                                     --     (2.39)     (4.52)     (2.21)      (1.60)
  In excess of realized gain on
     investments--net                                     --     --++++         --         --          --
                                                    --------   --------   --------   --------    --------
Total distributions                                       --     (2.39)     (4.52)     (2.21)      (1.60)
                                                    --------   --------   --------   --------    --------
Net asset value, end of year                        $   4.57   $   6.20   $  10.47   $  15.95    $  13.95
                                                    ========   ========   ========   ========    ========

Total Investment Return:*
Based on net asset value per
  share                                             (26.29%)   (23.44%)   (10.99%)     34.80%      10.32%
                                                    ========   ========   ========   ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                         2.33%      2.24%      2.07%      2.32%       2.44%
                                                    ========   ========   ========   ========    ========
Expenses                                               2.33%      2.24%      2.32%      2.41%       2.44%
                                                    ========   ========   ========   ========    ========
Investment loss--net                                 (1.18%)    (1.00%)    (1.43%)     (.56%)     (1.10%)
                                                    ========   ========   ========   ========    ========

Supplemental Data:
Net assets, end of year
  (in thousands)                                    $  2,366   $  6,381   $ 12,853   $ 19,873    $ 24,148
                                                    ========   ========   ========   ========    ========
Portfolio turnover                                   158.49%    107.72%     68.45%    110.82%      35.59%
                                                    ========   ========   ========   ========    ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



November 30, 2002, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class C
Increase (Decrease) in                                        For the Year Ended November 30,
Net Asset Value:                                     2002       2001       2000        1999       1998
Per Share Operating Performance:
Net asset value, beginning of
  year                                              $   6.10   $  10.37   $  15.86   $  13.88    $  14.28
                                                    --------   --------   --------   --------    --------
Investment loss--net++                                 (.06)      (.07)      (.19)      (.08)       (.16)
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                          (1.54)     (1.77)      (.76)       4.27        1.39
                                                    --------   --------   --------   --------    --------
Total from investment operations                      (1.60)     (1.84)      (.95)       4.19        1.23
                                                    --------   --------   --------   --------    --------
Less distributions:
  Realized gain on
     investments--net                                     --     (2.43)     (4.54)     (2.21)      (1.63)

  In excess of realized gain on
     investments--net                                     --     --++++         --         --          --
                                                    --------   --------   --------   --------    --------
Total distributions                                       --     (2.43)     (4.54)     (2.21)      (1.63)
                                                    --------   --------   --------   --------    --------
Net asset value, end of year                        $   4.50   $   6.10   $  10.37   $  15.86    $  13.88
                                                    ========   ========   ========   ========    ========

Total Investment Return:*
Based on net asset value per
  share                                             (26.23%)   (23.39%)   (11.01%)     34.84%      10.21%
                                                    ========   ========   ========   ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                         2.34%      2.24%      2.09%      2.32%       2.46%
                                                    ========   ========   ========   ========    ========
Expenses                                               2.34%      2.24%      2.34%      2.41%       2.46%
                                                    ========   ========   ========   ========    ========
Investment loss--net                                 (1.17%)    (1.03%)    (1.42%)     (.60%)     (1.08%)
                                                    ========   ========   ========   ========    ========

Supplemental Data:
Net assets, end of year
  (in thousands)                                    $    559   $  1,086   $  1,361   $  1,220    $  1,061
                                                    ========   ========   ========   ========    ========
Portfolio turnover                                   158.49%    107.72%     68.45%    110.82%      35.59%
                                                    ========   ========   ========   ========    ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS


MERCURY GLOBAL HOLDINGS, INC.

1. Significant Accounting Policies:
Mercury Global Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares, Class B Shares and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obliga-tion to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $377,330 have been reclassified between paid-in capital in excess of par and accumulated net investment income and $166,531 has been reclassified between accumulated net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P., ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily net assets of the Fund.



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                           Maintenance Fee      Distribution Fee

Class A                          .25%                  --
Class B                          .25%                .75%
Class C                          .25%                .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund, paid out of fees in the immediate preceding paragraph. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                     FAMD         MLPF&S

Class I                               $32         $  675
Class A                               $48         $2,074


For the year ended November 30, 2002, MLPF&S received contingent deferred sales charges of $4,177 and $153 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of November 30, 2002, the Fund lent securities with a value of $1,298,267 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of November 30, 2002, cash collateral of $1,682,811 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $2,056,769 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2002, QA Advisors received $7,418 in securities lending agent fees.



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


In addition, MLPF&S received $85,738 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

For the year ended November 30, 2002, the Fund reimbursed FAM $7,007 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $165,966,489 and $190,827,452, respectively.

Net realized losses for the year ended November 30, 2002, and net unrealized gains (losses) as of November 30, 2002 were as follows:


                                       Realized         Unrealized
                                        Losses        Gains (Losses)

Long-term investments             $ (40,907,888)     $  (6,531,593)
Short-term investments                     (334)                 --
Foreign currency transactions          (166,531)              6,840
                                  --------------     --------------
Total                             $ (41,074,753)     $  (6,524,753)
                                  ==============     ==============


As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $6,918,046, of which $2,132,371 related to appreciated securities and $9,050,417 related to depreciated securities. The aggregate cost of investments at November 30, 2002 for Federal income tax purposes was $100,209,269.


4. Capital Share Transactions:
A net increase (decrease) in net assets derived from capital share transactions was $(22,243,513) and $16,957,116 for the years ended November 30, 2002 and November 30, 2001, respectively.



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Transactions in capital shares for each class were as follows:



Class I Shares for the Year
Ended November 30, 2002                  Shares      Dollar Amount

Shares sold                            3,022,154     $   17,306,325
Shares redeemed                      (5,727,908)       (33,843,394)
                                  --------------     --------------
Net decrease                         (2,705,754)     $ (16,537,069)
                                  ==============     ==============



Class I Shares for the Year
Ended November 30, 2001                  Shares      Dollar Amount

Shares sold                            4,184,785     $   33,151,940
Shares issued to shareholders in
reinvestment of distributions          4,720,105         43,000,153
                                  --------------     --------------
Total issued                           8,904,890         76,152,093
Shares redeemed                      (8,320,347)       (63,054,313)
                                  --------------     --------------
Net increase                             584,543     $   13,097,780
                                  ==============     ==============



Class A Shares for the Year
Ended November 30, 2002                  Shares      Dollar Amount

Shares sold                            5,224,420     $   30,442,362
Automatic conversion of shares           231,098          1,431,222
                                  --------------     --------------
Total issued                           5,455,518         31,873,584
Shares redeemed                      (5,854,422)       (34,588,848)
                                  --------------     --------------
Net decrease                           (398,904)     $  (2,715,264)
                                  ==============     ==============



Class A Shares for the Year
Ended November 30, 2001                  Shares      Dollar Amount

Shares sold                            9,223,813     $   66,386,092
Shares issued to shareholders in
reinvestment of distributions            219,313          1,973,816
Automatic conversion of shares           229,007          1,687,910
                                  --------------     --------------
Total issued                           9,672,133         70,047,818
Shares redeemed                      (9,054,354)       (65,673,259)
                                  --------------     --------------
Net increase                             617,779     $    4,374,559
                                  ==============     ==============



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class B Shares for the Year
Ended November 30, 2002                  Shares      Dollar Amount

Shares sold                              143,463     $      824,130
Automatic conversion of shares         (257,211)        (1,431,222)
Shares redeemed                        (397,381)        (2,119,442)
                                  --------------     --------------
Net decrease                           (511,129)     $  (2,726,534)
                                  ==============     ==============



Class B Shares for the Year
Ended November 30, 2001                  Shares      Dollar Amount

Shares sold                              184,024     $    1,374,266
Shares issued to shareholders in
reinvestment of distributions            295,997          2,418,295
                                  --------------     --------------
Total issued                             480,021          3,792,561
Automatic conversion of shares         (253,413)        (1,687,910)
Shares redeemed                        (425,404)        (3,103,224)
                                  --------------     --------------
Net decrease                           (198,796)     $    (998,573)
                                  ==============     ==============



Class C Shares for the Year
Ended November 30, 2002                  Shares      Dollar Amount

Shares sold                               16,467     $       95,740
Shares redeemed                         (70,188)          (360,386)
                                  --------------     --------------
Net decrease                            (53,721)     $    (264,646)
                                  ==============     ==============



Class C Shares for the Year
Ended November 30, 2001                  Shares      Dollar Amount

Shares sold                              244,793     $    1,828,770
Shares issued to shareholders in
reinvestment of distributions             37,733            303,003
                                  --------------     --------------
Total issued                             282,526          2,131,773
Shares redeemed                        (235,723)        (1,648,423)
                                  --------------     --------------
Net increase                              46,803     $      483,350
                                  ==============     ==============




November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


5. Commitments:
At November 30, 2002, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $217,000.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended November 30, 2002.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 was as follows:


                                      11/30/2002       11/30/2001

Distributions paid from:
   Ordinary income                $           --     $   23,820,351
   Net long-term capital gains                --         28,393,170
                                  --------------     --------------
Total taxable distributions       $           --     $   52,213,521
                                  ==============     ==============



November 30, 2002, Mercury Global Holdings, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


As of November 30, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $           --
Undistributed long-term capital gains--net                       --
                                                     --------------

Total undistributed earnings--net                                --
Capital loss carryforward                             (73,502,501)*
Unrealized losses--net                                (7,587,084)**
                                                     --------------
Total accumulated losses--net                        $ (81,089,585)
                                                     ==============

*On November 30, 2002, the Fund had a net capital loss carryforward of $73,502,501, of which $31,708,280 expires in 2009 and $41,794,221 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, and the deferral of post-October capital and currency losses for tax purposes.



November 30, 2002, Mercury Global Holdings, Inc.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Mercury Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Global Holdings, Inc. as of November 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Global Holdings, Inc. as of November 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 10, 2003



November 30, 2002, Mercury Global Holdings, Inc.



OFFICERS AND DIRECTORS


INTERESTED DIRECTOR

                                                                                            Number of
                                                                                          Portfolios in   Other
                        Position(s)  Length                                                Fund Complex   Directorships
                        Held         of Time                                               Overseen by    Held by
Name, Address & Age     with Fund    Served    Principal Occupation(s) During Past 5 Years   Director     Director
Terry K. Glenn*         President    1999 to   Chairman, Americas Region since 2001         117 Funds     None
P.O. Box 9011           and          present   and Executive Vice President since 1983    162 Portfolios
Princeton,              Director     and       of Fund Asset Management, L.P. ("FAM")
NJ 08543-9011                        1985 to   and Merrill Lynch Investment Managers,
Age: 62                              present   L.P. ("MLIM"); President of Merrill
                                               Lynch Mutual Funds since 1999; President
                                               of FAM Distributors, Inc. ("FAMD") since
                                               1986 and Director thereof since 1991;
                                               Executive Vice President and Director of
                                               Princeton Services, Inc. ("Princeton
                                               Services") since 1993; President of
                                               Princeton Administrators, L.P. since
                                               1988; Director of Financial Data
                                               Services, Inc. since 1985.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




INDEPENDENT DIRECTORS

                                                                                            Number of
                                                                                          Portfolios in   Other
                        Position(s)  Length                                                Fund Complex   Directorships
                        Held         of Time                                               Overseen by    Held by
Name, Address & Age     with Fund    Served*   Principal Occupation(s) During Past 5 Years   Director     Director
Ronald W. Forbes        Director     2000 to   Professor Emeritus of Finance, School of      45 Funds     None
P.O. Box 9011                        present   Business, State University of New York     54 Portfolios
Princeton,                                     at Albany since 2000 and Professor
NJ 08543-9011                                  thereof from 1989 to 2000.
Age: 62


Cynthia A. Montgomery   Director     2000 to   Professor, Harvard Business School            45 Funds     UnumProvident
P.O. Box 9011                        present   since 1989.                                54 Portfolios   Corporation;
Princeton,                                                                                                Newell
NJ 08543-9011                                                                                             Rubbermaid Inc.
Age: 50


Charles C. Reilly       Director     1990 to   Self-employed financial consultant since      45 Funds     None
P.O. Box 9011                        present   1990; Partner, Small Cities Cable          54 Portfolios
Princeton,                                     Television from 1986 to 1997.
NJ 08543-9011
Age: 71


Kevin A. Ryan           Director     2000 to   Founder and currently Director Emeritus       45 Funds     None
P.O. Box 9011                        present   of The Boston University Center for the    54 Portfolios
Princeton,                                     Advancement of Ethics and Character;
NJ 08543-9011                                  Professor of Education at Boston
Age: 70                                        University from 1982 to 1999 and
                                               Professor Emeritus since 1999.


Roscoe S. Suddarth      Director     2000 to   President and Chief Executive Officer,        45 Funds     None
P.O. Box 9011                        present   Middle East Institute from 1995 to         54 Portfolios
Princeton,                                     2001; Board of Advisors of The Center
NJ 08543-9011                                  for Contemporary Arab Studies at
Age: 67                                        Georgetown University and Secretary
                                               of the American Academy of Diplomacy.



November 30, 2002, Mercury Global Holdings, Inc.



OFFICERS AND DIRECTORS (CONCLUDED)


INDEPENDENT DIRECTORS (CONCLUDED)

                                                                                            Number of
                                                                                          Portfolios in   Other
                        Position(s)  Length                                                Fund Complex   Directorships
                        Held         of Time                                               Overseen by    Held by
Name, Address & Age     with Fund    Served*   Principal Occupation(s) During Past 5 Years   Director     Director
Richard R. West         Director     1984 to   Dean Emeritus of New York University,         45 Funds     Bowne & Co., Inc.;
P.O. Box 9011                        present   Leonard N. Stern School of Business        54 Portfolios   Vornado Realty
Princeton,                                     Administration.                                            Trust;
NJ 08543-9011                                                                                             Alexander's Inc.
Age: 64


Edward D. Zinbarg       Director     1994 to   Retired.                                      45 Funds     None
P.O. Box 9011                        present                                              54 Portfolios
Princeton,
NJ 08543-9011
Age: 68

*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




FUND OFFICERS
                        Position(s)  Length
                        Held         of Time
Name, Address & Age     with Fund    Served*   Principal Occupation(s) During Past 5 Years
Donald C. Burke         Vice         1993 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011           President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and          and       since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011           Treasurer    1999 to   and MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 42                              present


Robert C. Doll, Jr.     Senior Vice  1999 to   President and Global Chief Investment Officer of MLIM and member of the
P.O. Box 9011           President    present   Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton,                                     Investment Officer, Senior Vice President and Co-Head of MLIM Americas
NJ 08543-9011                                  from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
Age: 49                                        from 1987 to 1999 and Executive Vice President from 1991 to 1999.


Lawrence R. Fuller      Senior Vice  1998 to   Managing Director of MLIM since 2000 and First Vice President from
P.O. Box 9011           President    present   1997 to 2000.
Princeton,              and
NJ 08543-9011           Portfolio
Age: 61                 Manager


Susan B. Baker          Secretary    2002 to   Director (Legal Advisory) of MLIM since 1999 and Vice President from
P.O. Box 9011                        present   1993 to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9011
Age: 45

*Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.



Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-763-2260



November 30, 2002, Mercury Global Holdings, Inc.